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                                                                  EXHIBIT 10.9.1

                               SECOND AMENDMENT TO
                      SERIES E CONVERTIBLE PREFERRED STOCK
                                PURCHASE WARRANT

            This Second Amendment ("Amendment") to the Series E Convertible Preferred Stock Purchase Warrants ("Warrants") of Inhibitex, Inc., a Delaware corporation (the "Company"), issued from time to time to the Holders (as defined therein), is made and effective as of this 4th day of May 2004.

                              W I T N E S S E T H:

      WHEREAS, the Warrants contain an expiration date and automatic net exercise provision which is effective upon the closing of certain underwritten public offerings;

      WHEREAS, the parties now wish to amend the Warrants to revise the definition of such underwritten public offerings;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

      1. Terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Warrants.

      2. The Warrants are each amended by deleting the first sentence of Section 8 thereof and replacing it with the following:

      "This Warrant shall expire at the close of business on December 19, 2008, or effective upon the closing of a firm commitment underwritten public offering of shares of Common Stock in which (i) the Company receives gross proceeds of at least $50,000,000 before underwriting discounts, commissions and fees and (ii) the price paid by the public for such shares shall be at least $8.00 per share (adjusted to reflect any subdivision, combination or stock dividend of or with respect to the Common Stock), whichever is earlier, and shall be void thereafter."

      3. Except as amended hereby, the Warrants remain unchanged.

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IN WITNESS WHEREOF, the undersigned, in their capacities as holders of Series E
Convertible Preferred Stock of the Corporation, have executed this written consent as of the date first written above.

                                    ALLIANCE TECHNOLOGY VENTURES II, L.P.
                                    ALLIANCE TECHNOLOGY VENTURES III, L.P.
                                    ATV II AFFILIATES FUND, L.P.
                                    ATV III AFFILIATES FUND, L.P.

                                    By:
                                       ----------------------------------------
                                    Name: Michael A. Henos
                                    Title:

                                    WILLIAM BLAIR CAPITAL PARTNERS VI, L.P.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    ESSEX WOODLANDS HEALTH VENTURES V, L.P.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    NEW ENTERPRISE ASSOCIATES 10, L.P.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:
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                                    BURRILL BIOTECHNOLOGY CAPITAL FUND, L.P.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    CAPITAL TECHNOLOGIES CDPQ, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    MILDRED M. MARIO 1997 ANNUITY TRUST

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title: